UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 29, 2019.

BRIGHT HORIZONS FAMILY SOLUTIONS INC. BRIGHT HORIZONS FAMILY SOLUTIONS INC. 200 TALCOTT AVENUE WATERTOWN, MA 02472

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	April 4, 2019
Date: May 29, 2019 Time: 8:00 A.M. Eastern Time
Location: Bright Horizons
200 Talcott Avenue
Watertown, MA 02472
Directions to the Annual Meeting are included in our Proxy Statement.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT ON FORM 10-K
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents or proxy materials for future annual meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 15, 2019 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: To attend the Annual Meeting, you must demonstrate that you were a Bright Horizons shareholder as of the close of business on April 4, 2019, or hold a valid proxy for such shareholder. This Notice will serve as an admission ticket to the Annual Meeting. For additional information regarding requirements for attendance at the Annual Meeting, and for directions to the Annual Meeting, please see the 2019 Proxy Statement. At the Annual Meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR

all the listed director nominees:

1.	Election of four Class III directors, each for a term of three years:

Nominees:

1a.	Lawrence M. Alleva

1b.	Joshua Bekenstein

1c.	Roger H. Brown

1d.	Marguerite Kondracke

The Board of Directors recommends you vote FOR proposals 2, 3 and 4:

2.	To approve, on an advisory basis, the compensation paid by the Company to its named executive officers.

3.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.

4.	To approve the 2012 Omnibus Long-Term Incentive Plan, as Amended and Restated.

NOTE: To consider any other business properly brought before the meeting or any adjournment or postponement thereof.